Exhibit 10.14
                                                 Contract No. 987
                          AMENDMENT NO. 2
                    NO-NOTICE SERVICE AGREEMENT
                         Rate Schedule NNT
                           Amended Terms

1.     SHIPPER'S NAME AND ADDRESS:

       Questar Gas Company
       180 East First South
       P.O. Box 45360
       Salt Lake City, UT 84145-0360

2.     NO-NOTICE SERVICE LEVEL:
       _____________________  Dth/day

3.     APPLICABLE RECEIPT POINTS:

4.     APPLICABLE DELIVERY POINTS:

5.     RATES:
       Reservation Charge:

       __________The maximum rate on Questar's Statement of Rates
       __________A discounted rate of $___________/dth
       __________See additional terms

6.     TERM OF SERVICE:
       September 1, 1993, to June 30, 2002

7.     RENEWAL TERM:
       ___________ None
       ___________ Month to month
       _______X___ Other year to year

8.     ADDITIONAL TERMS:

       This Agreement includes all the terms and conditions of Questar's FERC Gas Tariff, First Revised Volume No. 1 and the terms, conditions and signatures of Shipper's access agreement with Questar.

QUESTAR PIPELINE COMPANY             QUESTAR GAS COMPANY


By:______________________________    By:_____________________________
   L. F. Gill, Vice President and       D. N. Rose, President and CEO
    General Manager